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[LOGO]   patient safety
         technologies, inc.
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                                                 1800 Century Park East
                                                 Suite No 200
COMPANY CONTACT:                                 Los Angeles,  CA  90067
 Lynne Silverstein                               310.895.7750  TEL
 310.895.7750                                    310.895.7751  FAX
                                                 patientsafetytechnologies.com
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PST ANNOUNCES APPOINTMENT OF NEW BOARD MEMBER

Monday, January 29, 2007, 1:00 pm ET

DAVID AUGUSTINE REPLACES LYTLE BROWN ON PATIENT SAFETY TECHNOLOGIES' BOARD OF DIRECTORS

LOS ANGELES, Calif., January 29, 2007 -- PATIENT SAFETY TECHNOLOGIES, INC. (AMEX:PST) announced today that on January 24, 2006, its Board of Directors approved the appointment of David Augustine as Board Director, replacing outgoing Director, Ret. General Lytle Brown III. The Board of Directors has authorized the creation of a Special Committee, which Mr. Augustine will chair, to review certain proposed restructuring transactions of the Company in pursuit of its goal of focusing exclusively on the patient safety medical products field.

Mr. Augustine has almost twenty years experience as a successful legal advisor, managing principal and business consultant. Mr. Augustine began his career as an attorney in the Mergers and Acquisitions department of Skadden, Arps, Slate, Meagher & Flom, representing predominantly Fortune 500 companies. Mr. Augustine also started up the firm's restructuring and reorganization department in its Wilmington, Delaware office. Mr. Augustine has guided numerous companies through successful restructurings both as a business principal and as a legal advisor. He also has substantial experience in the areas of intellectual property development, protection, and licensing.

"We are pleased to have a professional such as Mr. Augustine join our Company's Board of Directors," commented Arnold Spangler, PST's Chairman. "Mr. Augustine will greatly aid the Company in pursuing its fundamental business strategy of building assets in the health care and medical products field, with his immediate focus on assisting in the Company's divesture of its non-healthcare assets."

ABOUT PATIENT SAFETY TECHNOLOGIES, INC.
Patient Safety Technologies, Inc. (PST) is a holding company that owns assets in various businesses. Its wholly owned subsidiary, SurgiCount Medical, Inc. is a developer and manufacturer of patient safety products and services featuring the Safety-Sponge(TM) System. The Safety-Sponge System works much like a grocery store check-out system. Every surgical sponge and towel is pre-labeled by the manufacturer with an individual and unique bar coded label, and a scanning counter is used to read and record the labels. For more information, please contact the company directly at 951-587-6201, or visit www.surgicountmedical.com. For more information on Patient Safety Technologies, Inc., please contact the company directly at 310-895-7750, or by email at info@patientsafetytechnologies.com or http://www.patientsafetytechnologies.com.
Patient Safety Technologies is traded on Amex:PST.

FORWARD-LOOKING STATEMENTS
THIS PRESS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS CAN GENERALLY BE IDENTIFIED AS SUCH BECAUSE THE CONTEXT OF THE STATEMENT WILL INCLUDE WORDS SUCH AS PLANS, EXPECTS, SHOULD, BELIEVES, ANTICIPATES OR WORDS OF SIMILAR IMPORT. STOCKHOLDERS, POTENTIAL INVESTORS AND OTHER READERS ARE CAUTIONED THAT THESE FORWARD-LOOKING STATEMENTS ARE PREDICTIONS BASED ONLY ON CURRENT INFORMATION AND EXPECTATIONS THAT ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE FUTURE EVENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE SET FORTH OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS. CERTAIN OF THOSE RISKS AND UNCERTAINTIES ARE DISCUSSED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING OUR ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q. THESE FORWARD-LOOKING STATEMENTS ARE ONLY MADE AS OF THE DATE OF THIS PRESS RELEASE AND THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO PUBLICLY UPDATE SUCH FORWARD-LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES.


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